UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Inflation Protected Bond Fund	November 30, 2021
PRIPX	Investor Class
TIIPX	I Class
TRZHX	Z Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND

HIGHLIGHTS

■	The Inflation Protected Bond Fund recorded a positive return over the six-month period ended November 30, 2021. The fund underperformed the Bloomberg U.S. TIPS Index but outpaced its Lipper peer group average.

■	U.S. Treasury inflation protected securities (TIPS) outperformed nominal Treasuries during the period as inflation reached multi-decade highs.

■	The fund’s out-of-benchmark holdings generally lagged the TIPS benchmark; however, our exposure to inflation-linked securities contributed to results.

■	In 2022, we expect inflation to moderate from the very high levels we have seen recently as durable goods price increases begin to slow. However, higher rents and housing prices could keep inflation readings above pre-pandemic levels for some time.

Log in to your account at troweprice.com for more information.

* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide inflation protection and income by investing primarily in inflation protected debt securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Inflation Protected Bond Fund returned 4.15% for the six months ended November 30, 2021, underperforming its benchmark, the Bloomberg U.S. TIPS Index, but outperforming its Lipper peer group average. (Returns for I and Z Class shares may vary, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s absolute performance during the period was supported by the strong results recorded by U.S. Treasury inflation protected securities (TIPS).

TIPS significantly outperformed nominal Treasuries as the release of pent-up consumer demand, supply chain disruptions, and accommodative fiscal and monetary policy contributed to elevated inflation. For the 12 months ended in November, the headline consumer price index (CPI) rose 6.8%, which was the highest reading in 39 years, and the core personal consumption expenditures (PCE) price index, the Fed’s preferred inflation gauge, came in at 4.1% in October, the highest since early 1991.

Inflation expectations also increased during the period. Ten-year break-even spreads, which are a measure of the market’s inflation expectations, started the six-month period at 2.42% but rose to 2.76% by mid-November, the highest level since May 2006, as CPI jumped higher than expected. Break-evens pulled back to 2.50% by the end of November as the Fed indicated that it could reduce accommodation at a faster pace to deal with high inflation, oil prices fell, and the U.S. dollar continued to strengthen.

In this environment of strong TIPS performance, our out-of-benchmark positions weighed on our results relative to the benchmark. Our positions in nominal Treasuries, securitized credit, and short-dated investment-grade corporates all underperformed TIPS on a duration-adjusted basis, driving the fund’s moderate underperformance.

As a result of the increase in inflation expectations during the period, the fund’s exposure to expanding break-even rates via inflation-linked derivatives was a modest contributor to relative performance.

Our overall duration positioning also contributed. After maintaining a neutral to long position throughout the summer, we shifted to a shorter duration posture in mid-September as expectations for economic growth appeared to trough, which was beneficial as yields rapidly increased after the September Fed meeting showed there was potential for rate hikes sooner than the market had anticipated. We lost some ground later in the period as we were less favorably positioned for the interest rate volatility in October and November.

Positioning along the yield curve benefited relative performance as well. We periodically shifted our yield curve positioning in response to incoming data and monetary policy signals, but, on average, the fund was underweight fiveyear maturities and overweight 30-year maturities. This helped relative results as the yield curve flattened over the period. At period-end, the fund had a neutral to long duration posture, and we had positioned the portfolio to benefit from a flattening of the yield curve.

How is the fund positioned?

TIPS made up about 90% of the fund’s net assets at the end of the reporting period, down slightly from 91% six months ago. The TIPS allocation decreased early in the period, but we rebuilt the position as it became clear that inflation had not yet peaked. We also use inflation-linked derivatives such as inflation swaps to maintain exposure to rising inflation.

Our allocation to out-of-benchmark sectors such as mortgage-backed securities, corporate bonds, government-related securities, and securitized credit remained at relatively low levels after we reduced our holdings in the first half of 2021. These sectors accounted for about 5% of net assets at periodend. Attractive investment opportunities have become harder to find amid tight credit spreads, but credit fundamentals remain supportive, and we would consider adding to credit positions if inflation shows signs of decelerating on a trending basis or if market volatility leads to more attractive valuations.

During the period, we began using investment-grade corporate credit default index swaps as a relatively liquid way to increase or decrease our out-ofbenchmark exposure to high-quality corporate credit based on our view of the inflation environment. These derivatives have historically been correlated to inflation surprises, provided attractive risk-adjusted returns in periods of falling inflation, and offered a better liquidity profile compared with cash bond alternatives. This addition to our investment tool set should serve the fund well given the currently elevated levels of inflation and uncertainty regarding regime shifts.

We finished the period with about a 3% allocation to nominal Treasuries. We had adjusted this positioning throughout the period as relative valuations between TIPS and nominal Treasuries fluctuated.

The fund uses derivatives to manage exposure to changes in break-even rates and interest rates as well as to manage positioning on the yield curve and our exposure to corporate credit (which is described above). During the six-month period, our derivatives positions had an overall positive impact on the fund’s absolute performance.

What is portfolio management’s outlook?

As our reporting period came to an end, we had positioned the portfolio to benefit from a continuation of elevated inflation in the near term. A stubbornly tight labor market, continued supply chain disruptions, and strong fourthquarter growth all pointed to the likelihood that inflation had not yet peaked as we neared the end of 2021.

Looking ahead to 2022, we expect inflation to moderate from the very high levels we have seen recently as durable goods price increases begin to slow. However, higher rents and housing prices could keep inflation readings above pre-pandemic levels for some time. Monetary policy has taken a less dovish turn as the Fed has begun to trim its purchases of U.S. government securities, including TIPS, although we believe hawkish is still too strong a word to describe the central bank’s current policy stance. In this environment, we believe that TIPS are likely to benefit from ongoing investor demand for inflation protection.

Besides near-term considerations, investors should remember that an investment in TIPS can help preserve real value in their portfolios over longer time periods; even low inflation can erode purchasing power. TIPS can also potentially act as a hedge against downturns in risk assets if inflation exceeds expectations and begins to weaken consumer sentiment and pressure corporate profits. We will remain disciplined in our investment approach and use the firm’s broad credit research capabilities to add securities with attractive valuations to the portfolio.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. However, because most of the fund’s holdings typically have an inflation adjustment feature, the fund should have less overall interest rate risk (but also a lower yield) than a traditional bond fund with a similar weighted average maturity.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield to maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield to maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

BENCHMARK INFORMATION

Note: Bloomberg® and the Bloomberg U.S. TIPS Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
ASSET-BACKED SECURITIES 1.0%		
Car Loan 0.4%		
AmeriCredit Automobile Receivables Trust Series 2020-3, Class C 1.06%, 8/18/26	330	330
Capital Auto Receivables Asset Trust Series 2018-1, Class D 3.70%, 6/20/25 (1)	700	701
Exeter Automobile Receivables Trust Series 2020-1A, Class B 2.26%, 4/15/24 (1)	61	61
Ford Credit Auto Lease Trust Series 2020-A, Class B 2.05%, 6/15/23	285	287
Santander Drive Auto Receivables Trust Series 2020-4, Class C 1.01%, 1/15/26	545	547
Santander Retail Auto Lease Trust Series 2019-A, Class C 3.30%, 5/22/23 (1)	800	803
		2,729
Other Asset-Backed Securities 0.4%		
BlueMountain Series 2012-2A, Class AR2, CLO, FRN 3M USD LIBOR + 1.05%, 1.21%, 11/20/28 (1)	168	168
Elara HGV Timeshare Issuer Series 2016-A, Class A 2.73%, 4/25/28 (1)	433	439
HPEFS Equipment Trust Series 2021-2A, Class C 0.88%, 9/20/28 (1)	700	692
Madison Park Funding XXXVII Series 2019-37A, Class AR, CLO, FRN 3M USD LIBOR + 1.07%, 1.194%, 7/15/33 (1)	480	479
Magnetite XXV Series 2020-25A, Class A, CLO, FRN 3M USD LIBOR + 1.20%, 1.324%, 1/25/32 (1)	570	570
MVW Owner Trust Series 2018-1A, Class A 3.45%, 1/21/36 (1)	233	239
OZLM VIII Series 2014-8A, Class A1RR, CLO, FRN 3M USD LIBOR + 1.17%, 1.292%, 10/17/29 (1)	635	635
		3,222

Student Loan 0.2%		
Nelnet Student Loan Trust Series 2021-CA, Class AFX 1.32%, 4/20/62 (1)	1,551	1,534
		1,534
Total Asset-Backed Securities (Cost $7,500)		**7,485**
CORPORATE BONDS 1.8%		
FINANCIAL INSTITUTIONS 1.0%		
Banking 0.6%		
Ally Financial, 1.45%, 10/2/23	440	442
Bank of America, VR, 0.523%, 6/14/24 (2)	1,500	1,489
Bank of Montreal, 0.625%, 7/9/24	1,145	1,131
Goldman Sachs Group, VR, 0.657%, 9/10/24 (2)	1,500	1,488
		4,550
Finance Companies 0.3%		
AerCap Ireland Capital, 3.50%, 5/26/22	1,250	1,264
Avolon Holdings Funding, 4.25%, 4/15/26 (1)	330	351
Park Aerospace Holdings, 5.25%, 8/15/22 (1)	915	938
		2,553
Financial Other 0.0%		
MAF Sukuk, 4.50%, 11/3/25	200	217
		217
Insurance 0.1%		
Brighthouse Financial Global Funding, 0.60%, 6/28/23 (1)	555	552
		552
Total Financial Institutions		7,872
INDUSTRIAL 0.7%		
Capital Goods 0.1%		
Martin Marietta Materials, 0.65%, 7/15/23	340	340
		340
Consumer Cyclical 0.4%		
Hyundai Capital America, 0.875%, 6/14/24 (1)	1,045	1,033
Hyundai Capital America, 1.25%, 9/18/23 (1)	800	800
Nissan Motor, 3.043%, 9/15/23 (1)	485	499
Nordstrom, 2.30%, 4/8/24	120	118
Volkswagen Group of America Finance, 0.875%, 11/22/23 (1)	795	792
YMCA of Greater New York, 2.303%, 8/1/26	140	139
		3,381
Consumer Non-Cyclical 0.1%		
JDE Peet's, 0.80%, 9/24/24 (1)	245	240

Mondelez International Holdings Netherlands, 0.75%, 9/24/24 (1)	850	836
		1,076
Energy 0.0%		
Gray Oak Pipeline, 2.00%, 9/15/23 (1)	85	86
		86
Technology 0.1%		
HCL America, 1.375%, 3/10/26 (1)	600	588
		588
Total Industrial		5,471
UTILITY 0.1%		
Electric 0.1%		
Alexander Funding Trust, 1.841%, 11/15/23 (1)	720	728
Total Utility		728
Total Corporate Bonds (Cost $14,097)		**14,071**
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.5%		
Local Authorities 0.1%		
Eastern Creation II Investment Holdings, 1.35%, 10/20/24	560	558
		558
Owned No Guarantee 0.4%		
Consorcio Transmantaro, 4.375%, 5/7/23 (3)	600	619
DAE Funding, 1.55%, 8/1/24 (1)	315	310
Global Sukuk, 0.946%, 6/17/24 (1)	1,304	1,286
Pertamina Persero, 4.875%, 5/3/22	1,200	1,219
		3,434
Total Foreign Government Obligations & Municipalities (Cost $4,009)		**3,992**
MUNICIPAL SECURITIES 0.5%		
California 0.0%		
California State Univ., Series B, 0.563%, 11/1/24	260	257
		257
Colorado 0.0%		
Denver City & County Airport System, Series C, 0.877%, 11/15/23	55	55
Denver City & County Airport System, Series C, 1.115%, 11/15/24	80	80
		135
Georgia 0.0%		
Atlanta Water & Wastewater, 0.271%, 11/1/22	45	45
Atlanta Water & Wastewater, 0.407%, 11/1/23	45	45

Atlanta Water & Wastewater, 0.616%, 11/1/24	45	44
		134
Illinois 0.2%		
Illinois, Series A, GO, 2.84%, 10/1/23	1,350	1,379
		1,379
Michigan 0.1%		
Michigan Fin. Auth., Series A-1, 0.897%, 6/1/22	100	100
Michigan Fin. Auth., Series A-1, 1.086%, 6/1/23	100	100
Michigan Fin. Auth., Series A-1, 1.376%, 6/1/24	225	226
		426
New York 0.0%		
New York Transportation Dev., Terminal 4 JFK Int'l. Airport, Series B, 1.36%, 12/1/21	55	55
New York Transportation Dev., Terminal 4 JFK Int'l. Airport, Series B, 1.61%, 12/1/22	50	50
		105
Oklahoma 0.0%		
Oklahoma Turnpike Auth., Series B, 0.491%, 1/1/22	90	90
		90
Texas 0.1%		
Central Texas Turnpike System, Series B, VRDN, 1.98%, 8/15/42 (Tender 8/15/22)	225	227
Dallas Area Rapid Transit, 0.297%, 12/1/21	60	60
Dallas Area Rapid Transit, 0.397%, 12/1/22	45	45
Dallas Area Rapid Transit, 0.541%, 12/1/23	30	30
Dallas Area Rapid Transit, 0.761%, 12/1/24	25	25
		387
West Virginia 0.1%		
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 0.947%, 6/1/22	90	90
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 1.193%, 6/1/23	135	135
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 1.497%, 6/1/24	180	181
		406
Total Municipal Securities (Cost $3,290)		**3,319**
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.6%		
Collateralized Mortgage Obligations 1.3%		
Angel Oak Mortgage Trust I Series 2019-2, Class A1, CMO, ARM 3.628%, 3/25/49 (1)	87	88

Connecticut Avenue Securities Series 2017-C05, Class 1ED3, CMO, ARM 1M USD LIBOR + 1.20%, 1.292%, 1/25/30	368	359
Connecticut Avenue Securities Series 2018-C01, Class 1ED2, CMO, ARM 1M USD LIBOR + 0.85%, 0.942%, 7/25/30	394	394
Connecticut Avenue Securities Series 2018-C03, Class 1EB2, CMO, ARM 1M USD LIBOR + 0.85%, 0.942%, 10/25/30	670	667
Connecticut Avenue Securities Series 2018-C03, Class 1ED2, CMO, ARM 1M USD LIBOR + 0.85%, 0.942%, 10/25/30	481	479
Flagstar Mortgage Trust Series 2021-5INV, Class A5, CMO, ARM 2.50%, 7/25/51 (1)	853	868
FWD Securitization Trust Series 2020-INV1, Class A3, CMO, ARM 2.44%, 1/25/50 (1)	155	155
Galton Funding Mortgage Trust Series 2018-2, Class A31, CMO, ARM 4.50%, 10/25/58 (1)	89	90
Galton Funding Mortgage Trust Series 2020-H1, Class A3, CMO, ARM 2.617%, 1/25/60 (1)	237	237
GS Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 1.636%, 7/25/44 (1)	9	9
GS Mortgage-Backed Securities Trust Series 2021-PJ6, Class A8, CMO, ARM 2.50%, 11/25/51 (1)	1,412	1,435
MetLife Securitization Trust Series 2018-1A, Class A, CMO, ARM 3.75%, 3/25/57 (1)	659	681
New Residential Mortgage Loan Trust Series 2019-NQM5, Class A3, CMO, ARM 3.065%, 11/25/59 (1)	137	138
OBX Trust Series 2019-EXP1, Class 1A3, CMO, ARM 4.00%, 1/25/59 (1)	273	276
OBX Trust Series 2020-EXP1, Class 1A9, CMO, ARM 3.50%, 2/25/60 (1)	134	136
OBX Trust Series 2020-EXP1, Class 2A1, CMO, ARM 1M USD LIBOR + 0.75%, 0.842%, 2/25/60 (1)	53	53
OBX Trust Series 2020-INV1, Class A21, CMO, ARM 3.50%, 12/25/49 (1)	72	73

Sequoia Mortgage Trust Series 2018-CH2, Class A3, CMO, ARM 4.00%, 6/25/48 (1)	58	59
Sequoia Mortgage Trust Series 2018-CH3, Class A2, CMO, ARM 4.00%, 8/25/48 (1)	67	67
Sequoia Mortgage Trust Series 2018-CH4, Class A2, CMO, ARM 4.00%, 10/25/48 (1)	49	50
SG Residential Mortgage Trust Series 2021-1, Class A1, CMO, ARM 1.16%, 7/25/61 (1)	1,038	1,029
Starwood Mortgage Residential Trust Series 2020-1, Class A3, CMO, ARM 2.562%, 2/25/50 (1)	180	181
Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M2AS, CMO, ARM 1M USD LIBOR + 0.95%, 1.042%, 12/25/30 (1)	475	475
Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 0.842%, 9/25/48 (1)	2	2
Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M2AS, CMO, ARM 1M USD LIBOR + 0.90%, 0.992%, 9/25/48 (1)	350	350
Structured Agency Credit Risk Debt Notes Series 2018-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 0.842%, 10/25/48 (1)	67	67
Verus Securitization Trust Series 2021-3, Class A1, CMO, ARM 1.046%, 6/25/66 (1)	987	979
Wells Fargo Mortgage Backed Securities Trust Series 2021-RR1, Class A3, CMO, ARM 2.50%, 12/25/50 (1)	661	670
		10,067
Commercial Mortgage-Backed Securities 0.1%		
BX Commercial Mortgage Trust Series 2019-IMC, Class C, ARM 1M USD LIBOR + 1.60%, 1.689%, 4/15/34 (1)	560	554
New Orleans Hotel Trust Series 2019-HNLA, Class C, ARM 1M USD LIBOR + 1.589%, 1.678%, 4/15/32 (1)	270	266
		820
Residential Mortgage 0.2%		
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A, ARM 3.50%, 1/28/58 (1)	493	496

Bayview Opportunity Master Fund IVb Trust Series 2017-SPL4, Class A, ARM 3.50%, 1/28/55 (1)	152	154
MetLife Securitization Trust Series 2017-1A, Class A, ARM 3.00%, 4/25/55 (1)	170	173
Mill City Mortgage Loan Trust Series 2016-1, Class A1, ARM 2.50%, 4/25/57 (1)	5	5
Mill City Mortgage Loan Trust Series 2017-2, Class A1, ARM 2.75%, 7/25/59 (1)	152	153
Towd Point Mortgage Trust Series 2016-1, Class A3B, ARM 3.00%, 2/25/55 (1)	34	34
Towd Point Mortgage Trust Series 2016-2, Class A1A, ARM 2.75%, 8/25/55 (1)	31	31
Towd Point Mortgage Trust Series 2016-3, Class A1, ARM 2.25%, 4/25/56 (1)	22	22
Towd Point Mortgage Trust Series 2016-4, Class A1, ARM 2.25%, 7/25/56 (1)	40	40
Towd Point Mortgage Trust Series 2017-1, Class A1, ARM 2.75%, 10/25/56 (1)	57	58
		1,166
Total Non-U.S. Government Mortgage-Backed Securities (Cost $12,106)		**12,053**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Obligations 0.0%		
Government National Mortgage Assn., CMO, 3.50%, 5/20/49	199	210
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $201)		**210**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 92.7%

U.S. Treasury Obligations 92.7%		
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/51	16,179	19,393
U.S. Treasury Inflation-Indexed Bonds, 0.25%, 2/15/50	14,277	17,483
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	17,503	22,024
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	4,890	6,254

U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	1,813	2,363
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	11,468	15,685
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	9,949	13,752
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/48	723	1,025
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/49	12,849	18,475
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	4,061	5,865
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	256	309
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	6,619	8,519
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	19,039	20,401
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24	6,940	7,439
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25	45,805	49,190
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25	44,992	48,641
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26	25,686	27,789
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	11,787	12,826
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/26	51,698	56,335
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/30 (4)	25,914	28,853
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30	27,447	30,741
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/31	84,273	94,596
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	29,388	31,619
U.S. Treasury Inflation-Indexed Notes, 0.25%, 7/15/29	6,068	6,820
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	7,287	7,945
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	15,216	16,782
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	8,916	9,921
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24	13,579	14,551
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28	10,414	11,716
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	5,761	6,167
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	52,937	58,339
U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28	7,726	8,908
U.S. Treasury Inflation-Indexed Notes, 0.875%, 1/15/29	9,741	11,344
U.S. Treasury Notes, 0.75%, 8/31/26	15,385	15,109
U.S. Treasury Notes, 1.375%, 11/15/31	7,060	7,018
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $678,226)		**714,197**

SHORT-TERM INVESTMENTS 1.3%

Money Market Funds 1.3%

T. Rowe Price Treasury Reserve Fund, 0.05% (5)(6)	9,936	9,936
Total Short-Term Investments (Cost $9,936)		**9,936**

SECURITIES LENDING COLLATERAL 0.0%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 0.0%		
Short-Term Funds 0.0%		
T. Rowe Price Short-Term Fund, 0.06% (5)(6)	21	214
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		**214**
Total Securities Lending Collateral (Cost $214)		**214**
Total Investments in Securities 99.4% of Net Assets (Cost $729,579)		**$ 765,477**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $25,514 and represents 3.3% of net assets.

(2) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(3) See Note 4. All or a portion of this security is on loan at November 30, 2021.

(4) At November 30, 2021, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(5) Seven-day yield

(6) Affiliated Companies

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)

ARM Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.

AUD Australian Dollar

CAD Canadian Dollar

CLO Collateralized Loan Obligation

CMO Collateralized Mortgage Obligation

CPI Consumer Price Index

EUR Euro

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified , open-end management investment company. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities. The fund has three classes of shares: the Inflation Protected Bond Fund (Investor Class), the Inflation Protected Bond Fund–I Class (I Class) and the Inflation Protected Bond Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including shortterm receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchangetraded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2021, no collateral had been pledged or posted by the fund to counterparties for bilateral derivatives. As of November 30, 2021, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $3,043,000 cash. As of November 30, 2021, securities valued at $2,707,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 8% and 38% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended November 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 2% and 10% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2021, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2021, the value of loaned securities was $210,000; the value of cash collateral and related investments was $214,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $19,089,000 and $5,628,000.0, respectively, for the six months ended November 30, 2021. Purchases and sales of U.S. government securities aggregated $764,103,000 and $613,716,000, respectively, for the six months ended November 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2021, the cost of investments for federal income tax purposes was $730,511,000. Net unrealized gain aggregated $38,076,000 at period-end, of which $44,471,000 related to appreciated investments and $6,395,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2021, the effective annual group fee rate was 0.28%. Effective August 1, 2017, Price Associates has contractually agreed, at least through September 30, 2022, to waive a portion of its management fee in order to limit the fund’s management fees to 0.17% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $539,000 and allocated ratably in the amounts of $454,000 for the Investor Class, $85,000 for the I Class, and less than $1,000 for the Z Class, for the six months ended November 30, 2021.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $73,000 remain subject to repayment by the fund at November 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $165,000 for T. Rowe Price Services, Inc.; and $32,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2021, less than 1% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees. As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 7,722 shares of the Z Class, representing 100% of the Z Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022